IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al., [1]		(Jointly Administered)

Debtors.	/

Debtors’ Emergency Motion For Entry of Interim And Final Orders

(I) Establishing Notification And Hearing Procedures For Transfers Of, Or Claims Of Worthlessness With Respect To, Certain

Common Stock, And (II) Granting Related Relief

(Emergency Hearing Requested on August 27, 2013 at 2:00 p.m.)

Basis for Emergency Hearing

Miami Jai-Alai requests an immediate emergency hearing in this matter to establish procedures that are critical to preserve valuable net operating losses. Miami Jai-Alai also respectfully requests that the Court waive the provisions of Rule 9075-1(B), as the relief requested herein is urgent in nature and does not lend itself to advance resolution.

Debtors, Florida Gaming Centers, Inc. (“Florida Gaming Centers”), Florida Gaming Corporation (“Florida Gaming Corp.”), Tara Club Estates, Inc. (“Tara”) and Freedom Holding, Inc. (“Freedom”) (collectively, “Miami Jai-Alai”), respectfully move, pursuant to Bankruptcy Code Sections 105(a), 362(a)(3), and 541 for entry of an Order, substantially in the form attached hereto as Exhibit “A,” establishing notification and hearing procedures that must be satisfied before certain transfers of, or claims of worthlessness with respect to, common stock of Florida Gaming Corp. or of any beneficial interest therein (the common stock of Florida Gaming Corp. and any beneficial interest therein, including Options (as defined herein) to acquire such stock, the “Common Stock”) are deemed effective. The procedures would impose restrictions and notification requirements to be effective nunc pro tunc to the Petition Date. In support of this Motion, Miami Jai-Alai states:

1 The debtors in these chapter 11 cases, and the last four digits of their federal tax identification number, are: Florida Gaming Corporation (0533), Florida Gaming Centers, Inc. (5893), Tara Club Estates, Inc. (9545), and Freedom Holding, Inc. (4929).

Introduction

1.            Florida Gaming Corp. has approximately $42 million in net operating losses. To the extent trading or transfers of Florida Gaming Corp.’s Common Stock, or claims of worthlessness with respect thereto, result in an “ownership change” within the meaning of the Internal Revenue Code, such trading, transfers or claims of worthlessness could severely limit or even eliminate Florida Gaming Corp.’s ability to use its net operating losses and other tax attributes, resulting in significant negative consequences for Florida Gaming Corp., its estate, and creditors.

2.            An “ownership change” occurs if the percentage (by value) of the stock of a corporation owned by one or more shareholders holding 5% of the stock increases by more than 50 percentage points over the lowest percentage of stock owned by such shareholders at any time during the three-year testing period ending on the date of the ownership change. Likewise, if a 50% or greater shareholder were to treat its Common Stock as worthless for federal or state tax purposes during the course of these chapter 11 cases, then such a claim could trigger an ownership change and eviscerate the tax attributes.

3.            Courts have routinely held that a debtor’s tax attributes, including net operating losses, constitute property of the estate under Bankruptcy Code Section 541 and that any action that triggers an “ownership change” under the Internal Revenue Code is properly subject to the automatic stay provisions of Bankruptcy Code Section 362. As such, bankruptcy courts have the authority to implement certain protective measures to preserve those tax attributes, such as those set forth in this motion.

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4.            Here, the largest shareholder of Florida Gaming Corp. is Freedom, which is owned and controlled by W. Bennett Collett and W. Bennett Collett, Jr. Upon information and belief, there are no other individuals or entities that currently own 5% or more of the Florida Gaming Common Stock or who would otherwise have the ability to impair and/or destroy Florida Gaming Corp.’s ability to preserve its net operating losses or other tax attributes discussed at length in this Motion.

5.            While Miami Jai-Alai does not believe that there are any Substantial Shareholders or 50% Shareholders (as defined herein) of the Florida Gaming Corp. Common Stock (other than its affiliate Freedom), it files this Motion in an abundance of caution to establish the procedures and safeguards set forth herein in the exercise of its statutory and fiduciary duties to protect and preserve valuable assets – in the form of net operating losses and other tax attributes – of these bankruptcy estates.

Jurisdiction

6.            This Court has jurisdiction over this Motion pursuant to 28 U.S.C. §§ 157 and 1334. Consideration of this Motion is a core proceeding pursuant to 28 U.S.C. § 157(b)(2).

7.            Venue is proper in this District pursuant to 28 U.S.C. §§ 1408 and 1409.

8.            The statutory predicates for the relief requested herein are Bankruptcy Code Sections 105(a), 362(a)(3).

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Background

9.            On August 19, 2013 (the “Petition Date”), Miami Jai-Alai commenced these voluntary cases under chapter 11 of the Bankruptcy Code in this Court. Miami Jai-Alai is authorized to continue to operate their businesses and manage their properties as debtors in possession pursuant to Bankruptcy Code Sections 1107(a) and 1108. No trustee, examiner, or statutory creditors’ committee has been appointed in these Chapter 11 cases.

10.         For a description of Miami Jai-Alai’s business operations and the events leading up to the chapter 11 filing, see the Declaration of Daniel Licciardi in Support of the Chapter 11 Petitions and First Day Motions and Applications (the “Licciardi Declaration”) filed on the Petition Date and incorporated herein by reference.

Relief Requested

11.            Miami Jai-Alai estimates that, as of the date hereof, Florida Gaming Corp. has net operating losses (“NOLs”) worth an estimated $42 million. By this motion, Miami Jai-Alai seeks authorization to protect and preserve these valuable tax attributes, including the NOLs and certain other tax and business credits (“Tax Credits” and with the NOLs, the “Tax Attributes”) by (a) establishing notification and hearing procedures regarding the trading of Common Stock (the “Procedures for Trading in Common Stock”) that must be complied with before trades or transfers of such securities become effective and (b) establishing similar notification and hearing procedures regarding the claiming of a worthlessness deduction for federal or state tax purposes with respect to Common Stock (the “Procedures for Claiming a Worthless Stock Deduction”).

12.           Pursuant to Internal Revenue Code (the “IRC”) Sections 39(a), 59(e), l72(b) and 904(c), Florida Gaming Corp. is able to carry back and then forward the Tax Attributes to offset future taxable income and tax liability, thereby resulting in a cash refund of recent taxes paid and improved liquidity in the future. For instance, Florida Gaming Corp. can carry back its NOLs five taxable years to obtain a cash refund of federal income taxes previously paid in those years, with any remaining NOLs being carried forward to offset its future taxable income for up to 20 taxable years, thereby potentially recovering cash for the benefit of its estate and potentially reducing its future aggregate tax obligations to the extent NOLs remain available to be carried forward. See 26 U.S.C. § 172. Florida Gaming Corp. may also use the NOLs to offset any taxable income generated by transactions completed during these chapter 11 cases.

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13.           Florida Gaming Corp. currently expects to report significant tax losses for the current taxable year and into the next fiscal year. Assuming that these NOLs are fully available to Florida Gaming Corp., it should be able to carry these losses back to the prior five preceding taxable years to generate a tax refund or to carry them forward to apply to future earnings. Thus, Florida Gaming Corp.’s Tax Attributes are an extremely valuable asset of its estate whose availability will serve to improve creditor recoveries.

14.         To the extent trading or transfers of Florida Gaming Corp.’s stock, or claims of worthlessness with respect thereto, result in an “ownership change” within the meaning of IRC Section 382, such trading, transfers or claims of worthlessness could severely limit or even eliminate Florida Gaming Corp.’s ability to use its Tax Attributes (including its NOLs) and lead to significant negative consequences for Florida Gaming Corp., its estate, and creditors.

15.         Generally, an “ownership change” occurs if the percentage (by value) of the stock of a corporation owned by one or more shareholders holding 5% of the stock increases by more than 50 percentage points over the lowest percentage of stock owned by such shareholders at any time during the three-year testing period ending on the date of the ownership change.2 For example, an ownership change would occur in the following situation:

An individual (“U”) owns 50.1% of the stock of corporation XYZ. U sells her 50.1 % interest to another individual (“B”), who owns 5% of XYZ’s stock. Under section 382, an ownership change has occurred because B’s interest in XYZ has increased more than 50 percentage points (from 5% to 55.1%) during the testing period. The same result would follow even if B owned no XYZ stock prior to the transaction with U because B both becomes a 5% shareholder and increases his ownership by more than 50% percentage points during the testing period.

2 In general, under IRC Section 382(g)(4)(A), all stockholders who individually hold less than 5% of the stock of a company are deemed to be a single 5% stockholder throughout the three-year testing period and transfers between such shareholders are disregarded for purposes of determining whether an ownership change has occurred (the “public group rule”). Thus, so long as 50% or more of the stock is owned by less than 5% stockholders throughout the three-year testing period, there will be no change of control under Section 382. Accordingly, Miami Jai-Alai does not seek to impose the requested notice and hearing procedures on trading by stockholders holding less than 4.5% of Florida Gaming Corp. stock except if such stockholders have an intent to accumulate a 4.5% or greater block of stock or add or sell shares to or from such a block.

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16.         Likewise, if a shareholder holding 50% or more of Florida Gaming Corp. stock were to treat its Common Stock as becoming worthless, for federal or state tax purposes, during the course of these chapter 11 cases, such a claim likely would trigger an ownership change under IRC Section 382(g)(4)(D), thus triggering an adverse effect on the Tax Attributes.

17.         If an ownership change were to occur during the course of these chapter 11 cases, IRC Section 382 would limit the amount of taxable income that Florida Gaming Corp. could offset by its “pre-change losses” in taxable years (or a portion thereof) to an annual amount equal to the value of the corporation prior to the ownership change multiplied by the long-term tax exempt rate. See 26 U.S.C. § 382(b). Florida Gaming Corp.’s “pre-change losses” would include the NOLs.

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18.         Similarly, if an ownership change were to occur, IRC Section 383 would limit the amount of tax liability that Florida Gaming Corp. could offset by their Tax Credits to the liability attributable to the amount of income that could have been offset by pre-change losses but was not so offset.

19.         Thus, unrestricted trading of Common Stock could adversely affect Florida Gaming Corp.’s NOLs (a) if too many 5% or greater blocks of Common Stock are created or (b) if too many shares are added to or sold from such blocks such that, together with previous trading by 5% shareholders during the preceding three-year period, an ownership change within the meaning of section 382 of the IRC is triggered prior to emergence and outside the context of a confirmed chapter 11 plan. Likewise, if a 50% or greater shareholder were to treat its Common Stock as becoming worthless, for federal or state tax purposes, during the course of these chapter 11 cases, such a claim could trigger an ownership change under IRC Section 382(g)(4)(D), and thus adversely affect Florida Gaming Corp.’s NOLs.

A. Equity Trading

20.         To preserve the ability to maximize the value of its Tax Attributes, Miami Jai-Alai respectfully requests that the Court enter an order (a) establishing the Procedures for Trading in Common Stock to enable Miami Jai-Alai to closely monitor certain transfers of Common Stock and, if necessary, to act expeditiously to prevent such transfers and preserve the Tax Attributes; (b) ordering that any purchase, sale or other transfer of Common Stock in violation of the Procedures for Trading in Common Stock shall be void ab initio as an act in violation of, among other things, the automatic stay; and (c) approving the form and notice thereof.

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Proposed Procedures For Trading In Common Stock

21.         The proposed Procedures for Trading in Common Stock are as follows:

a. Any entity (as defined in Bankruptcy Code Section 101(15)) who currently is or becomes a Substantial Shareholder (as such term is defined in paragraph (d) below) must file with the Court and serve on the Notice Parties (as defined below) a declaration of such status, substantially in the form of Exhibit 1 annexed to Exhibit “A” hereto, on or before the later of (i) 40 days after the date of the Notice of Order (as defined herein) and (ii) ten (10) days after becoming a Substantial Shareholder.

b. Before effectuating any transfer of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity becoming a Substantial Shareholder, such Substantial Shareholder must file with the Court and serve on the Notice Parties an advance written declaration of the intended transfer of Common Stock in the form of Exhibit 2 annexed to Exhibit A hereto (each, a “Declaration of Intent to Purchase, Acquire or Otherwise Accumulate Common Stock”).

c. Before effectuating any transfer of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court and serve on the Notice Parties an advance written declaration of the intended transfer of Common Stock in the form of Exhibit 3 annexed to Exhibit A hereto (each, a “Declaration of Intent to Sell, Trade or Otherwise Transfer Common Stock” and with a Declaration of Intent to Purchase, Acquire or Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

d. Miami Jai-Alai shall have thirty (30) calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder and the Notice Parties an objection to any proposed transfer of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize their Tax Attributes. If Miami Jai-Alai files an objection, such transaction would not be effective unless such objection is withdrawn by Miami Jai-Alai or such transaction is approved by a final order of the Court that becomes nonappealable. If Miami Jai-Alai does not object within such 30-day period, such transaction could proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 30-day waiting period for each Declaration of Proposed Transfer.

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e. For purposes of these procedures, the following terms shall be defined as follows: (i) a “Substantial Shareholder” is any entity that has Beneficial Ownership of at least 180,000 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares3); (ii) “Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to own beneficially all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

f. The “Notice Parties” are: (i) Miami Jai-Alai, c/o Salazar Jackson, LLP, Esq., 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida (the “U.S. Trustee”); (iii) the entities listed on the 20 Largest Unsecured Claims of the Miami Jai-Alai debtors in these cases filed pursuant to Bankruptcy Rule 1007(d); (v) counsel to Miami Jai-Alai’s secured lenders; (iv) the Internal Revenue Service; (v) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

g. Miami Jai-Alai may waive in writing, in their sole discretion, any and all restrictions, stays and notification procedures contained in this motion or in any order entered with respect hereto.

B. Worthlessness Deductions

22.         To preserve their ability to maximize the use of the Tax Attributes, Miami Jai-Alai respectfully request that the Court enter an order restricting the ability of shareholders that own or have owned 50% or more of the Common Stock to claim a deduction for the worthlessness thereof on their federal or state tax returns for a tax year ending before Miami Jai-Alai emerges from chapter 11 protection. Under IRC Section 382(g)(4)(D), any securities held by such a shareholder are treated as though they were transferred if such shareholder claims a worthlessness deduction with respect to such securities. It is therefore essential that shareholders that own or have owned 50% or more of the Common Stock defer claiming such worthlessness deduction until after Miami Jai-Alai has emerged from bankruptcy.

3 Based on approximately 4,000,000 shares of Corp. common stock outstanding as of August 19, 2013.

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Proposed Procedures For Claiming A Worthless Stock Deduction

23.         The proposed Procedures for Claiming a Worthless Stock Deduction are as follows:

a. Any entity (as defined in Bankruptcy Code Section 101(15)) who has been or currently is a 50% Shareholder (as such term is defined in paragraph (e) below) must file with the Court and serve on the Notice Parties (as defined below) a declaration of such status, substantially in the form of Exhibit 4 annexed to Exhibit A hereto, on or before the later of (i) 40 days after the date of the Notice of Order (as defined herein) and (ii) ten (10) days after becoming a 50% Shareholder.

b. Prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for worthlessness of Common Stock of Florida Gaming Corp., for a tax year ending before Miami Jai-Alai’s emergence from chapter 11 protection, such 50% Shareholder must file with the Court and serve on the Notice Parties written declaration of the intended claim of worthlessness in the form of Exhibit 5 annexed to Exhibit A attached hereto (each, a “Notice of Intent to Claim a Worthless Stock Deduction”).

c. Miami Jai-Alai shall have thirty (30) calendar days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50% Shareholder and the Notice Parties an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize the Tax Attributes. If Miami Jai-Alai files an objection, the filing of the return with such claim would not be permitted unless approved by a final and nonappealable order of the Court. If Miami Jai-Alai does not object within such 30-day period, such claim could proceed solely as set forth in Notice of Intent to Claim a Worthless Stock Deduction. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 30-day waiting period for each Notice of Intent to Claim a Worthless Stock Deduction.

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d. For purposes of these procedures, the following terms shall be defined as follows: (i) a “50% Shareholder” is any entity that has had at any time since December 31, 2004 Beneficial Ownership of at least 2,000,000 shares of Common Stock (representing approximately 50% of all issued and outstanding shares); (ii) “Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to own beneficially all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

e. The “Notice Parties” are: (i) Miami Jai Alai, c/o Salazar Jackson, LLP, Esq., 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida (the “U.S. Trustee”); (iii) the entities listed on the 20 Largest Unsecured Claims of the Miami Jai-Alai debtors in these cases filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

Notice of Procedures for Trading in Common Stock and

Procedures for Claiming a Worthless Stock Deduction

24.         To ensure parties in interest receive appropriate notice of the Procedures for Trading in Common Stock and Procedures for Claiming a Worthless Stock Deduction, Miami Jai-Alai requests that the Court approve the following notice provisions for the Procedures for Trading in Common Stock and Procedures for Claiming a Worthless Stock Deduction:

a. No later than two (2) business days following entry of an Order granting the relief requested herein, Miami Jai-Alai shall serve by first class mail, postage prepaid, a notice of the Procedures for Trading in Common Stock and Procedures for Claiming a Worthless Stock Deduction, substantially in the form of Exhibit 6 annexed to Exhibit A attached hereto (the “Notice of Order”) to the Notice Parties.

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b. All transfer agents for any Common Stock shall serve the Notice of Order on all holders of shares of Common Stock in excess of 180,000 shares registered with such transfer agent (collectively, the “Registered Holders”) no later than five business days after being served with the Notice of Order; provided, however, that if any transfer agent provides Miami Jai-Alai with the names and addresses of the Registered Holders no later than three business days after being served with the Notice of Order, Miami Jai-Alai shall be required to serve the Notice of Order on such Registered Holders.

c. All Registered Holders shall serve the Notice of Order on any holder for whose account such Registered Holder holds Common Stock in excess of 180,000 shares and so on down the chain of ownership for all such holders of Common Stock in excess of 180,000 shares.

d. Any entity or broker or agent acting on such entity’s behalf who sells in excess of 75,000 shares of Common Stock to another entity shall serve a copy of the Notice of Order on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

e. Miami Jai-Alai shall publish the Notice of Order (modified for publication) in The Wall Street Journal as soon as practicable after entry of the Order.

f. At least on the first business day of each calendar quarter after the date of the entry of the Order during these chapter 11 cases, all transfer agents for any Common Stock shall serve the Notice of Order upon all holders of shares of Common Stock in excess of 180,000 shares registered with such transfer agent; provided, however, that if any transfer agent provides Miami Jai-Alai’s undersigned counsel with the names and addresses of all holders of such shares of Common Stock registered with such transfer agent no later than five business days prior to the expiration of an applicable calendar quarter, Miami Jai-Alai shall be required to serve the Notice of Final Order on such holders.

Basis For Relief

A.	The Nols, Built-In Losses And Tax Credits Are Property Of Florida Gaming Corp.’s Estate

25.         Courts have uniformly held that a debtor’s Tax Attributes constitute property of the estate under Bankruptcy Code Section 541 and, as such, courts have the authority to implement certain protective measures to preserve the NOLs. The seminal case articulating this rule is Official Comm. of Unsecured Creditors v. PSS Steamship Co., Inc. (In re Prudential Lines, Inc.), 107 B.R. 832 (Bankr. S.D.N.Y. 1989), aff’d, 119 B.R. 430 (S.D.N.Y. 1990), aff’d, 928 F.2d 565 (2d Cir. 1991), cert. denied 502 U.S. 821 (1991). In Prudential Lines, the United States Bankruptcy Court for the Southern District of New York enjoined a parent corporation from taking a worthless stock deduction with respect to its wholly-owned debtor subsidiary on the grounds that allowing the parent to do so would destroy its debtor-subsidiary’s NOLs. In issuing the injunction, the court held that the “debtor’s potential ability to utilize NOLs is property of an estate” Id. at 839, and that “the taking of a worthless stock deduction is an exercise of control over a debtor’s NOLs.” Id. at 842.

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26.         Thus, the Court held the stock deduction was properly subject to the automatic stay provisions of Bankruptcy Code Section 362 of the. See Id. Bankruptcy Courts in this district have since followed and applied the holding in Prudential Lines. See, e.g., In re Piccadilly Cafeterias, Inc., No. 03-27976 (Bankr. S.D. Fla. Oct. 31, 2003) (debtor’s interest in its NOLs “constitutes property of the estate within the scope of section 541(a)(1) of the Bankruptcy Code and is entitled to the protection of the automatic stay imposed pursuant to section 362(a)(3) of the Bankruptcy Code); In re Coppercom, Inc., No. 03-33326 (Bankr. S.D. Fla. July 9, 2003).

27.         Florida Gaming Corp.’s Tax Credits are also property of its estate under Bankruptcy Code Section 541. See, e.g., In re Delta Air Lines, Inc., No. 05- 17923 (Bankr. S.D.N.Y. Sept. 16, 2005) (finding that tax credit carry forwards are property of the debtors’ estate and approving notification procedures and restrictions on certain transfers of claims against and interests in the debtors to protect, among other things, $346 million in non-NOL tax credits).

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28.         Since Florida Gaming Corp.’s Tax Attributes are property of its estate, Miami Jai-Alai has a duty to take steps to preserve them, and this Court has the authority under Bankruptcy Code Section 362 to enforce the automatic stay by restricting transfers of Common Stock and the claiming of worthlessness deductions that could jeopardize the existence of these valuable assets. To that end, in similar situations, courts have often established procedures to restrict or enjoin transfers of common stock or claims, or issued other injunctive relief to protect a debtor against the possible loss of tax attributes. See, e.g., In re Dura Auto. Sys., Inc., No. 06-11202 (Bankr. D. Del. Nov. 20, 2006) (approving notification procedures and restricting certain transfers of equity interests); In re Calpine Corp., No. 05-60200 (Bankr. S.D.N.Y. Dec. 21, 2005) (same); In re Delta Air Lines, Inc., No. 05-17923 (Bankr. S.D.N.Y. Sept. 16, 2005) (same).

B.	The Requested Relief Is Necessary To Avoid Irreparable Harm To Miami Jai-Alai

29.         Once a Tax Attribute is limited under IRC Section 382, its use is limited forever if it is an NOL. Once an equity interest is transferred, or a claim of worthlessness is made, that transfer or claim cannot be undone for tax purposes. Accordingly, the Procedures for Trading in Common Stock and Procedures for Claiming a Worthless Stock Deduction are necessary to help Florida Gaming Corp. prevent an irrevocable loss of its Tax Attributes and avoid the irreparable harm that may result from unrestricted trading in Common Stock or claims of worthlessness with respect thereto.

30.         Absent granting the relief requested herein on an immediate basis, Florida Gaming Corp. could be irreparably harmed by the mere fact of this motion having been filed. If this motion were heard in accordance with the usual notice procedures set forth in the Bankruptcy Rules, a flurry of trading in Common Stock might follow or holders may immediately attempt to claim a worthlessness deduction with respect to their Common Stock. Parties holding Common Stock could rush to transfer, or attempt to claim a worthlessness deduction with respect to, such Common Stock before the Court imposes restrictions on such trading or deductions. Such trading or deductions could put the Tax Attributes in jeopardy, as described above, and would therefore be counterproductive to Miami Jai-Alai’s objectives in seeking this relief.

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31.         Miami Jai-Alai does not believe that the Procedures for Trading in Common Stock or Procedures for Claiming a Worthless Stock Deduction will impose an undue burden on any party. At this early juncture, Miami Jai-Alai only seeks to establish procedures to monitor those types of stock trading and restrict those types of worthlessness deductions that would pose a serious risk under the ownership change test under IRC Section 382 and to preserve their ability to seek substantive relief if it appears that a proposed trade will jeopardize the use of their Tax Attributes.

32.         Importantly, the Procedures for Trading in Common Stock do not bar all trading of Common Stock, and they only directly affect holders of more than 180,000 shares of Common Stock and parties who are interested in purchasing sufficient Common Stock to result in such party becoming a holder of at least 180,00 shares. As such, the procedures requested by Miami Jai-Alai in this motion would permit most stock trading to continue, subject to applicable law. The Procedures for Claiming a Worthless Stock Deduction would apply only to 50% shareholders and even then would not prohibit such deductions entirely but would merely require them to be postponed to taxable years ending after Miami Jai-Alai emerges from chapter 11 protection.

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C. Waiver of Bankruptcy Rule 6004

33.         Pursuant to Bankruptcy Rule 6004(h), “[a]n order authorizing the use, sale or lease of property other than cash collateral is stayed until the expiration of 14 days from entry of the order, unless the court orders otherwise.”

34.         To implement the foregoing successfully and insure Florida Gaming Corp.’s Tax Attributes are not jeopardized, Miami Jai-Alai seek a waiver of the notice requirements under Bankruptcy Rule 6004(a) and the 14-day stay of an order authorizing the use, sale, or lease of property under Bankruptcy Rule 6004(h), to the extent these rules are applicable.

35.         The Tax Attributes are an extremely valuable asset of Florida Gaming Corp.’s estate whose availability will facilitate these chapter 11 cases and serve to improve creditor recoveries. Unrestricted trading in the Common Stock with no advance warning of such trades jeopardizes these assets and could impair the estate’s value. Accordingly, Miami Jai-Alai requests a waiver of the notice and stay requirements of Bankruptcy Rule 6004.

Notice

36.         Miami Jai-Alai has provided notice of this motion to: (a) the U.S. Trustee; (b) the entities listed on the List of Creditors Holding the 20 Largest Unsecured Claims for each of the Miami Jai-Alia Debtors in these cases; (c) counsel for Miami Jai-Alai’s secured lender; (d) any transfer agent(s) for the Common Stock; (e) the Internal Revenue Service; and (f) the Securities and Exchange Commission. In light of the nature of the relief requested, Miami Jai-Alai respectfully submits that no further notice is necessary.

WHEREFORE, for the reasons based on the authorities set forth above, Miami Jai-Alai respectfully requests that the Court (i) grant the Motion in its entirety; (ii) enter the proposed form of Order attached hereto as Exhibit A; and (ii) grant such other and further relief as may be just and proper.

Dated: September 5, 2013 Respectfully submitted,

SALAZAR JACKSON, LLP
Counsel for Counsel for Florida Gaming Centers, Inc., Florida Gaming Corporation, Tara Club Estates, Inc., and Freedom Holding, Inc.
2 South Biscayne Boulevard, Suite 3760
Miami, Florida 33131
Phone: (305) 374-4848
Fax: (305) 397-1021
Email:	Salazar@SalazarJackson.com
Email:	Jackson@SalazarJackson.com
Email:	Honaker@SalazarJackson.com

By:	/s/ Luis Salazar
Luis Salazar
Florida Bar No. 147788
Linda Worton Jackson
Florida Bar No. 843164
Aaron P. Honaker
Florida Bar No. 48749

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Certificate Of Service

I hereby certify that on August 26, 2013, I electronically filed the foregoing document with the Clerk of the Court using CM/ECF. I also certify that the foregoing document is being served this day on all counsel of record or pro se parties identified on the Master Service List, either via transmission of Notices of Electronic Filing generated by CM/ECF or by first class U.S. mail for those counsel or parties who are not authorized to receive electronically Notices of Electronic Filing.

By:	/s/Luis Salazar
Luis Salazar
Florida Bar No. 147788
Linda Worton Jackson
Florida Bar No. 843164
Aaron P. Honaker
Florida Bar No. 48749

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Exhibit A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

Interim Order (I) Establishing Notification And Hearing Procedures For Transfers Of, Or Claims Of Worthlessness With Respect To, Certain Common Stock, And (B) Granting Related Relief

THIS MATTER came before the Court on ___________, 2013, at __:__ a.m./ p.m. in Miami, Florida, upon the Debtors’ Emergency Motion For An Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief (ECF No. __) (the “Motion”) filed by Debtors, Florida Gaming Centers, Inc., Florida Gaming Corporation, Tara Club Estates, Inc., and Freedom Holding, Inc. (collectively, “Miami Jai-Alai”) for entry of an order establishing notification and hearing procedures that must be satisfied before certain transfers of, or claims of worthlessness with respect to, common stock of Florida Gaming Corporation (the “Common Stock”) or of any beneficial interest therein deemed effective, and for related relief.

The Court having reviewed the Motion and having heard the statements of counsel in support of the relief requested in the Motion at the hearing before the Court (the “Hearing”); and the Court finding that: (a) the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; (b) venue is proper before this Court pursuant to 28 U.S.C. § 1408; (c) this matter is core pursuant to 28 U.S.C. § 157(b)(2); (d) notice of the Motion and the Hearing was sufficient under the circumstances; (e) the relief requested in the Motion is in the best interest of Miami Jai-Alai’s estates, their creditors, and all parties in interest, and (f) the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein, it is hereby

ORDERED that:

1.            The Motion is GRANTED, and is effective nunc pro tunc to the Petition Date.

2.            Any purchase, sale, or other transfer of the Common Stock, at any time after the Petition Date, in violation of the procedures set forth in the Motion and in this Order (including the notice requirements set forth below) shall be null and void ab initio.

Procedures For Trading In Common Stock

3.          The following Procedures for Trading in Common Stock 4 are hereby approved:

a. Any entity (as defined in Bankruptcy Code Section 101(15)) who currently is or becomes a Substantial Shareholder must file with the Court and serve on the Notice Parties a declaration of such status, substantially in the form of Exhibit 1 annexed hereto, on or before the later of (i) 40 days after the date of the Notice of Order and (ii) ten (10) days after becoming a Substantial Shareholder.

b. Before effectuating any transfer of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity becoming a Substantial Shareholder, such Substantial Shareholder must file with the Court and serve on the Notice Parties an Declaration of Intent to Purchase, Acquire or Otherwise Accumulate Common Stock in the form of Exhibit 2 annexed hereto.

4 Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Motion.

c. Before effectuating any transfer of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court and serve on the Notice Parties a Declaration of Intent to Sell, Trade or Otherwise Transfer Common Stock in the form of Exhibit 3 annexed hereto and with a Declaration of Proposed Transfer.

d. Miami Jai-Alai shall have thirty (30) calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder and the Notice Parties an objection to any proposed transfer of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize their Tax Attributes. If Miami Jai-Alai files an objection, such transaction would not be effective unless such objection is withdrawn by Miami Jai-Alai or such transaction is approved by a final order of the Court that becomes nonappealable. If Miami Jai-Alai does not object within such 30-day period, such transaction could proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 30-day waiting period for each Declaration of Proposed Transfer.

e. Miami Jai-Alai may waive in writing, in their sole discretion, any and all restrictions, stays and notification procedures contained in this motion or in any order entered with respect hereto.

Procedures For Claiming A Worthless Stock Deduction

4.          The following procedures claiming a Worthless Stock Deduction are hereby approved:

a. Any entity (as defined in Bankruptcy Code Section 101(15)) who has been or currently is a 50% Shareholder must file with the Court and serve on the Notice Parties a declaration of such status, substantially in the form of Exhibit 4 annexed hereto, on or before the later of (i) 40 days after the date of the Notice of Order and (ii) ten (10) days after becoming a 50% Shareholder.

b. Prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for worthlessness of Common Stock of Florida Gaming Corp., for a tax year ending before Miami Jai-Alai’s emergence from chapter 11 protection, such 50% Shareholder must file with the Court and serve on the Notice Parties a Notice of Intent to Claim a Worthless Stock Deduction in the form of Exhibit 5 annexed hereto.

c. Miami Jai-Alai shall have thirty (30) calendar days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50% Shareholder and the Notice Parties an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize the Tax Attributes. If Miami Jai-Alai files an objection, the filing of the return with such claim would not be permitted unless approved by a final and nonappealable order of the Court. If Miami Jai-Alai does not object within such 30-day period, such claim could proceed solely as set forth in Notice of Intent to Claim a Worthless Stock Deduction. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 30-day waiting period for each Notice of Intent to Claim a Worthless Stock Deduction.

Notice Of Procedures For Trading In Common Stock And

Procedures For Claiming A Worthless Stock Deduction

5.            No later than two (2) business days following entry of this Order, Miami Jai-Alai shall serve by first class mail, postage prepaid, the Notice of Order, substantially in the form of Exhibit 6 annexed hereto to the Notice Parties.

6.            All transfer agents for any Common Stock shall serve the Notice of Order on all Registered Holders no later than five business days after being served with the Notice of Order; provided, however, that if any transfer agent provides Miami Jai-Alai with the names and addresses of the Registered Holders no later than three business days after being served with the Notice of Order, Miami Jai-Alai shall be required to serve the Notice of Order on such Registered Holders.

7.            All Registered Holders shall serve the Notice of Order on any holder for whose account such Registered Holder holds Common Stock in excess of 180,000 shares and so on down the chain of ownership for all such holders of Common Stock in excess of 180,000 shares.

8.            Any entity or broker or agent acting on such entity’s behalf who sells in excess of 75,000 shares of Common Stock to another entity shall serve a copy of the Notice of Order on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

9.            Miami Jai-Alai shall publish the Notice of Order (modified for publication) in The Wall Street Journal The Wall Street Journal as soon as practicable after entry of the Order.

10.         At least on the first business day of each calendar quarter after the date of the entry of the Order during these chapter 11 cases, all transfer agents for any Common Stock shall serve the Notice of Order upon all holders of shares of Common Stock in excess of 180,000 shares registered with such transfer agent; provided, however, that if any transfer agent provides Miami Jai-Alai’s undersigned counsel with the names and addresses of all holders of such shares of Common Stock registered with such transfer agent no later than five business days prior to the expiration of an applicable calendar quarter, Miami Jai-Alai shall be required to serve the Notice of Final Order on such holders.

11.         Miami Jai-Alai shall serve by overnight mail, a notice of the entry of this order substantially in the form of Exhibit 6 attached hereto to: (a) holders of shares of Common Stock in excess of 180,000; (b) the entities listed on each of the Miami Jai-Alai debtors’ List of Creditors Holding the 20 Largest Unsecured Claims; (c) transfer agents for any Common Stock; (d) the Securities and Exchange Commission; (e) the Internal Revenue Service; and (f) those parties who have requested service of paper pursuant to Bankruptcy Rule 2002.

12.         Any entity, broker or agent acting on such entity’s behalf who sells Common Stock in excess of 180,000 shares to another entity shall serve a copy of the Notice of Order on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

13.         The entry of this Order is conditional on the terms set forth herein. This Order shall remain in effect until further order of the Court. The modification or vacation of this Order shall not impair any action taken pursuant to it prior to its modification or vacation.

14.         If this Order becomes final, Miami Jai-Alai shall serve the Notice of Order (modified as appropriate, the “Notice of Final Order”) to the Notice Parties.

15.         All transfer agents for any Common Stock shall serve the Notice of Final Order on all Registered Holders of such Common Stock registered with such transfer agent no later than three (3) business days after being served with the Notice of Final Order; provided, however, that if any transfer agent provides Miami Jai-Alai’s undersigned counsel with the names and addresses of all holders of such Common Stock registered with such transfer agent no later than three (3) business days after being served with the Notice of Final Order, Miami Jai-Alai shall serve the Notice of Final Order on such holders.

16.         At least on the first business day of each calendar quarter after the date of the entry of this Order during these Chapter 11 Cases, all transfer agents for any Common Stock shall serve the Notice of Order until a Notice a Final Order has been served, and then the Notice a Final Order, on all Registered Holders; provided, however, that if any transfer agent provides Miami Jai-Alai’s counsel with the names and addresses of all holders of such shares of Common Stock registered with such transfer agent no later than two (2) business days prior to the expiration of an applicable calendar quarter, Miami Jai-Alai shall serve the Notice of Final Order on such holders.

17.         After this Order becomes final as set forth herein, any entity or broker or agent acting on such entity’s behalf who sells shares of Common Stock in excess of 180,000 to another entity shall serve a copy of the Notice of Final Order on such purchaser of such Common Stock or any broker or agent acting on such purchaser’s behalf.

18.         The requirements set forth in this Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.

19.         Miami Jai-Alai is authorized and empowered to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.

20.         Notwithstanding the possible applicability of Bankruptcy Rules 6004(h), 7062, and 9014, or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

21.         Miami Jai-Alai is authorized and empowered to take all actions necessary to implement the relief granted in this Order.

22.         This Court shall retain jurisdiction to hear and determine all matters arising from or relating to the implementation of this Order.

###

Submitted by:

Luis Salazar

SALAZAR JACKSON, LLP

2 South Biscayne Boulevard

Suite 3760

Miami, Florida 33131

Phone: (305) 374-4848

Fax: (305) 397-1021

Email: Honaker@SalazarJackson.com

(Attorney Salazar shall serve a copy of this Order upon all interested parties upon receipt and file a certificate of service.)

EXHIBIT 1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

Declaration Of Status As A Substantial Shareholder[1]

PLEASE TAKE NOTICE that ______________ is/has become a Substantial Shareholder with respect to the common stock of Florida Gaming Corporation or any beneficial interest therein (the common stock of Florida Gaming Corporation and any beneficial interest therein, including Options (as defined in the Interim Order) to acquire such stock, the “Common Stock”). Florida Gaming Corporation is a debtor and debtor in possession in Case No. 1329597-RAM (joint administered) pending the United States Bankruptcy Court for the Southern District of Florida.

PLEASE TAKE FURTHER NOTICE that, as of ____, 2013, ______________ has Beneficial Ownership of ____ shares of the Common Stock. The following table sets forth the date(s) on which ___________ acquired Beneficial Ownership or otherwise has Beneficial Ownership of such Common Stock:

1 For purposes of this Declaration: (a) a “Substantial Shareholder” is any entity (as defined by section 101(15) of title 11 of the United States Code that has Beneficial Ownership of at least 386,460 shares of Common Stock (as defined herein); (b) ”Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries).

NUMBER OF SHARES OF COMMON STOCK	DATE ACQUIRED

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of ______________ are ______________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief, this Declaration is being: (a) filed with the United States Bankruptcy Court for the Southern District of Florida and (b) served on: (i) Florida Gaming Corporation, 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida; (iii) the entities listed on the Miami Jai-Alai debtors’ 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, ______________ hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments which purport to be part of this Declaration, are true, correct and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: ___________________

EXHIBIT 2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

DECLARATION OF INTENT TO PURCHASE, ACQUIRE

OR OTHERWISE ACCUMULATE COMMON STOCK

PLEASE TAKE NOTICE that ______________ hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the common stock of Florida Gaming Corporation or any beneficial interest therein (the common stock of Florida Gaming Corporation and any beneficial interest therein, including Options (as defined in the Interim Order) to acquire such stock, the “Common Stock”) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on ____ ___, ___ , filed a Declaration of Status as a Substantial Shareholder1 with the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that ______________ currently has Beneficial Ownership of _____ shares of Common Stock.

1 For purposes of this Declaration: (a) a “Substantial Shareholder” is any entity (as defined by section 101(15) of title 11 of the United States Code that has Beneficial Ownership of at least 180,000 shares of Common Stock (as defined herein); (b) ”Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, _________ proposes to purchase, acquire or otherwise accumulate ____ shares of Common Stock or an Option with respect to ____ shares of Common Stock. If the Proposed Transfer is permitted to occur, _________ will have beneficial ownership of _________ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of _________ are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief, this Declaration is being (a) filed with the United States Bankruptcy Court for the Southern District of Florida and (b) served on: (i) Florida Gaming Corporation, 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida; (iii) the entities listed on the Miami Jai-Alai debtors’ 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE that Florida Gaming Corporation has 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If Florida Gaming Corporation files an objection, such Proposed Transfer will not be effective unless approved by a final order of the Bankruptcy Court that becomes nonappealable. If Florida Gaming Corporation does not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by _________ that may result in _________ purchasing, acquiring or otherwise accumulating additional shares of Common Stock or an Option with respect thereto will each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, _________ hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: ___________________

EXHIBIT 3

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

DECLARATION OF INTENT TO SELL, TRADE

OR OTHERWISE TRANSFER COMMON STOCK

PLEASE TAKE NOTICE that _________ hereby provides notice of its intention to sell, trade or otherwise transfer shares of the common stock of Florida Gaming Corporation or of any beneficial interest therein (the common stock of Florida Gaming Corporation and any beneficial interest therein, including Options (as defined in the Interim Order) to acquire such stock, the “Common Stock”) (the“Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on ___ ___, ___, _________ filed a Declaration of Status as a Substantial Shareholder1 with the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that _________ currently has Beneficial Ownership of ____ shares of Common Stock.

1 For purposes of this Declaration: (a) a “Substantial Shareholder” is any entity (as defined by section 101(15) of title 11 of the United States Code that has Beneficial Ownership of at least 180,000 shares of Common Stock (as defined herein); (b) ”Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries).

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, _________ proposes to sell, trade or otherwise transfer ____ shares of Common Stock or an Option with respect to ____ shares of Common Stock. If the Proposed Transfer is permitted to occur, _________ will have beneficial ownership of ____ shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief, this Declaration is being (a) filed with the United States Bankruptcy Court for the Southern District of Florida and (b) served on: (i) Florida Gaming Corporation, 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida; (iii) the entities listed on the Miami Jai-Alai debtors’ 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE that Florida Gaming Corporation has 30 calendar days after receipt of this Declaration to object to the Proposed Transfer described herein. If Florida Gaming Corporation files an objection, such Proposed Transfer will not be effective unless approved by a final order of the Bankruptcy Court that becomes nonappealable. If Florida Gaming Corporation does not object within such 30-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by _________ that may result in _________ purchasing, acquiring or otherwise accumulating additional shares of Common Stock or an Option with respect thereto will each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, _________ hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: ___________________

EXHIBIT 4

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

DECLARATION OF STATUS AS 50% SHAREHOLDER1

PLEASE TAKE NOTICE that _________ is/has become a 50% Shareholder with respect to the common stock of Florida Gaming Corporation or any beneficial interest therein (the common stock of Florida Gaming Corporation and any beneficial interest therein, including Options (as defined in the Interim Order) to acquire such stock, the “Common Stock”). Florida Gaming Corporation is a debtor and debtor in possession in Case No. 13-29597-RAM (jointly administered) pending in the United States Bankruptcy Court for the Southern District of Florida.

PLEASE TAKE FURTHER NOTICE that, as of _________, 2013, _________ has Beneficial Ownership of ____ shares of the Common Stock. The following table sets forth the date(s) on which _________ acquired Beneficial Ownership or otherwise has Beneficial

1 For purposes of this Declaration: (a) a “50% Shareholder” is any entity (as defined by section 101(15) of the Bankruptcy Code, 11 U.S.C. §§ 101-1532) that has had at any time since December 31, 2004 Beneficial Ownership of at least 2,000,000 shares of Common Stock (as defined herein); (b) ”Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (c) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

Ownership of such Common Stock:

NUMBER OF SHARES OF COMMON STOCK	DATE ACQUIRED

(Attach additional page or pages if necessary)

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of _________ are _________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief, this Declaration is being (a) filed with the United States Bankruptcy Court for the Southern District of Florida and (b) served on: (i) Florida Gaming Corporation, 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida; (iii) the entities listed on the Miami Jai-Alai debtors’ 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, _________ hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments which purport to be part of this Declaration, are true, correct and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: ___________________

EXHIBIT 5

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

NOTICE OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION

PLEASE TAKE NOTICE that __________ hereby provides notice of its intention to claim a worthlessness deduction with respect to shares of the common stock of Florida Gaming Corporation or of any beneficial interest therein (the common stock of Florida Gaming Corporation and any beneficial interest therein, including Options (as defined in the Interim Order) to acquire such stock, the “Common Stock”) (the “Proposed Worthlessness Claim”).

PLEASE TAKE FURTHER NOTICE that, if applicable, on ____ ___, ___, _________ filed a Declaration of Status as a 50% Shareholder1 with the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) and served copies thereof as set forth therein.

PLEASE TAKE FURTHER NOTICE that ___________ currently has Beneficial Ownership of ____ shares of Common Stock.

1 For purposes of this Declaration: (a) a “50% Shareholder” is any entity (as defined by section 101(15) of the Bankruptcy Code, 11 U.S.C. §§ 101-1532) that has had at any time since December 31, 2004 Beneficial Ownership of at least 4,294,000 shares of Common Stock (as defined herein); (b) ”Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (c) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Worthlessness Claim, ___________ proposes to declare for ___________ [federal/state] tax purposes that ___________ shares of Stock, or a warrant or option with respect to shares of Stock became worthless during the tax year ending ___________.

PLEASE TAKE FURTHER NOTICE that the last four digits of the taxpayer identification number of ___________ are ___________.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief, this Declaration is being (a) filed with the United States Bankruptcy Court for the Southern District of Florida and (b) served on: (i) Florida Gaming Corporation, 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida; (iii) the entities listed on the Miami Jai-Alai debtors’ 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE that Florida Gaming Corporation has 30 calendar days after receipt of this Declaration to object to the Proposed Worthlessness Claim described herein. If Florida Gaming Corporation files an objection, such Proposed Worthlessness Claim will not be effective unless such objection is withdrawn by Florida Gaming Corporation or such action is approved by a final order of the Bankruptcy Court that becomes nonappealable. If Florida Gaming Corporation does not object within such 30-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Declaration.

PLEASE TAKE FURTHER NOTICE that any further actions contemplated by ___________ that may result in ________ declaring for tax purposes that shares that shares of Common Stock or an Option with respect thereto have become worthless each require an additional notice filed with the Bankruptcy Court to be served in the same manner as this Declaration.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, ___________ hereby declares that he or she has examined this Declaration and accompanying attachments (if any) and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:
Name:
Address:

Telephone:
Facsimile:

Dated: ___________________

EXHIBIT 6

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al., [5]		(Jointly Administered)

Debtors.	/

NOTICE OF NOTIFICATION AND HEARING PROCEDURES

FOR TRANSFERS OF, OR CLAIMS OF WORTHLESSNESS

WITH RESPECT TO CERTAIN COMMON STOCK

TO: ALL ENTITIES (AS DEFINED BY SECTION 101(15) OF THE BANKRUPTCY CODE) THAT HOLD COMMON STOCK OF FLORIDA GAMING CORPORATION:

PLEASE TAKE NOTICE THAT on August 19, 2013 (the “Petition Date”), Florida Gaming Corporation (“Florida Gaming Corp.”) and certain of its affiliates filed petitions with the Court under title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, Bankruptcy Code Section 362 operates as a stay of any act to obtain possession of property of Florida Gaming Corp.’s estate or property from Florida Gaming Corp.’s estate or to exercise control over property of Florida Gaming Corp.’s estate.

PLEASE TAKE FURTHER NOTICE THAT on April 15, 2012, Florida Gaming Corp. filed the Emergency Motion for Entry of Interim and Final Orders (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Cretan Common Stock and (II) Granting Related Relief.

5 The debtors in these chapter 11 cases, and the last four digits of their federal tax identification number, are: Florida Gaming Corporation (0533), Florida Gaming Centers, Inc. (5893), Tara Club Estates, Inc. (9545), and Freedom Holding, Inc. (4929).

PLEASE TAKE FURTHER NOTICE THAT on August ___, 2012, the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) entered the Order Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock and Granting Related Relief approving the procedures set forth below in order to preserve Florida Gaming Corp.’s NOLs and Tax Attributes (each as defined below) (the “Order”).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Order, the following procedures shall apply to holding and trading in Common Stock of Florida Gaming Corp.:

a. Any entity (as defined in Bankruptcy Code Section 101(15)) who currently is or becomes a Substantial Shareholder (as such term is defined in paragraph (e) below) must file with the Court and serve on the Notice Parties (as defined below) a declaration of such status, on or before the later of (i) 40 days after the date of the Notice of Order (as defined herein) and (ii) ten (10) days after becoming a Substantial Shareholder.

b. Before effectuating any transfer of Common Stock that would result in an increase in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity becoming a Substantial Shareholder, such Substantial Shareholder must file with the Court and serve on the Notice Parties an advance written declaration of the intended transfer of Common Stock (each, a “Declaration of Intent to Purchase, Acquire or Otherwise Accumulate Common Stock”).

c. Before effectuating any transfer of Common Stock that would result in a decrease in the amount of Common Stock of which a Substantial Shareholder has Beneficial Ownership or would result in an entity ceasing to be a Substantial Shareholder, such Substantial Shareholder must file with the Court and serve on the Notice Parties an advance written declaration of the intended transfer of Common Stock (each, a “Declaration of Intent to Sell, Trade or Otherwise Transfer Common Stock” and with a Declaration of Intent to Purchase, Acquire or Accumulate Common Stock, each, a “Declaration of Proposed Transfer”).

d. Miami Jai-Alai shall have thirty (30) calendar days after receipt of a Declaration of Proposed Transfer to file with the Court and serve on such Substantial Shareholder and the Notice Parties an objection to any proposed transfer of Common Stock described in the Declaration of Proposed Transfer on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize their Tax Attributes. If Miami Jai-Alai files an objection, such transaction would not be effective unless such objection is withdrawn by Miami Jai-Alai or such transaction is approved by a final order of the Court that becomes nonappealable. If Miami Jai-Alai does not object within such 30-day period, such transaction could proceed solely as set forth in the Declaration of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 30-day waiting period for each Declaration of Proposed Transfer.

e. For purposes of these procedures, the following terms shall be defined as follows: (i) a “Substantial Shareholder” is any entity that has Beneficial Ownership of at least 180,000 shares of Common Stock (representing approximately 4.5% of all issued and outstanding shares); (ii) “Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to own beneficially all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

f. The “Notice Parties” are: (i) Miami Jai-Alai, c/o Salazar Jackson, LLP, Esq., 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida (the “U.S. Trustee”); (iii) the entities listed on the 20 Largest Unsecured Claims of the Miami Jai-Alai debtors in these cases filed pursuant to Bankruptcy Rule 1007(d); (v) counsel to Miami Jai-Alai’s secured lenders; (iv) the Internal Revenue Service; (v) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Order, the following procedures shall apply to claims for federal or state tax purposes that Common Stock of Florida Gaming Corp. is worthless:

a. Any entity (as defined in Bankruptcy Code Section 101(15)) who has been or currently is a 50% Shareholder (as such term is defined in paragraph (e) below) must file with the Court and serve on the Notice Parties (as defined below) a declaration of such status, on or before the later of (i) 40 days after the date of the Notice of Order (as defined herein) and (ii) ten (10) days after becoming a 50% Shareholder.

b. Prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for worthlessness of Common Stock of Florida Gaming Corp., for a tax year ending before Miami Jai-Alai’s emergence from chapter 11 protection, such 50% Shareholder must file with the Court and serve on the Notice Parties written declaration of the intended claim of worthlessness (each, a “Notice of Intent to Claim a Worthless Stock Deduction”).

c. Miami Jai-Alai shall have thirty (30) calendar days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with the Court and serve on such 50% Shareholder and the Notice Parties an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize the Tax Attributes. If Miami Jai-Alai files an objection, the filing of the return with such claim would not be permitted unless approved by a final and nonappealable order of the Court. If Miami Jai-Alai does not object within such 30-day period, such claim could proceed solely as set forth in Notice of Intent to Claim a Worthless Stock Deduction. Further transactions within the scope of this paragraph must be the subject of additional notices in accordance with the procedures set forth herein, with an additional 30-day waiting period for each Notice of Intent to Claim a Worthless Stock Deduction.

d. For purposes of these procedures, the following terms shall be defined as follows: (i) a “50% Shareholder” is any entity that has had at any time since December 31, 2004 Beneficial Ownership of at least 2,000,000 shares of Common Stock (representing approximately 50% of all issued and outstanding shares); (ii) “Beneficial Ownership” of Common Stock includes direct and indirect ownership (i.e., a holding company would be considered to own beneficially all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and entities acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; and (iii) an “Option” to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

e. The “Notice Parties” are: (i) Miami Jai Alai, c/o Salazar Jackson, LLP, Esq., 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar; (ii) the Office of the United States Trustee for the Southern District of Florida (the “U.S. Trustee”); (iii) the entities listed on the 20 Largest Unsecured Claims of the Miami Jai-Alai debtors in these cases filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agents for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE THAT, upon the request of any entity, Florida Gaming Corp. or its transfer agent, will provide a form of each of the required declarations described above and a copy of the Order in a reasonable period of time.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF BANKRUPTCY CODE SECTION 362.

ANY PROHIBITED PURCHASE, SALE, TRADE OR OTHER TRANSFER OF, OR CLAIMS OF WORTHLESSNESS WITH RESPECT TO, COMMON STOCK IN THE DEBTORS OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE TERMS OF THE INTERIM ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of applicable law and do not excuse compliance therewith.

Dated: August __, 2013.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

Interim Order (I) Establishing Notification And Hearing

Procedures For Transfers Of Certain Common Stock

And (II) Setting Final Hearing

THIS MATTER came before the Court on August 27, 2013, at 2:00 p.m. in Miami, Florida, upon the Debtors’ Emergency Motion For An Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief (ECF No. 39) (the “Motion”) filed by Debtors, Florida Gaming Centers, Inc., Florida Gaming Corporation, Tara Club Estates, Inc., and Freedom Holding, Inc. (collectively, “Miami Jai-Alai”) for entry of an order establishing notification and hearing procedures that must be satisfied before certain transfers of common stock of Florida Gaming Corporation (the “Common Stock”) or of any beneficial interest therein are deemed effective, and for related relief.

The Court, having reviewed the Motion and having heard the statements of counsel in support of the relief requested in the Motion at the hearing before the Court (the “Hearing”); and the Court finding that: (a) the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; (b) venue is proper before this Court pursuant to 28 U.S.C. § 1408; (c) this matter is core pursuant to 28 U.S.C. § 157(b)(2); (d) notice of the Motion and the Hearing was sufficient under the circumstances; (e) the relief requested in the Motion is in the best interest of Miami Jai-Alai’s estates, their creditors, and all parties in interest, and (f) the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish cause for the relief granted herein on an interim basis,

ORDERS that:

1.          The Motion is GRANTED on an interim basis, and is effective nunc pro tunc to the Petition Date.

2.          The following Procedures for Trading in Common Stock1 are hereby approved on an interim basis. Any entity (as defined in Bankruptcy Code Section 101(15)) who seeks to acquire ownership of more than 4.9% of the Common Stock must file with the Court and serve on the Notice Parties (i) a Declaration of Intent to Purchase, Acquire or Otherwise Accumulate Common Stock, substantially in the form of Exhibit 1 annexed hereto, and (ii) a motion to approve the contemplated transaction, before any such acquisition.

3.          The Court will set any motion to approve the proposed purchase or acquisition of more than 4.9% of the Common Stock in the normal course of the Court’s calendaring schedule. Miami Jai-Alai or any other interested party may file a response or objection to the motion on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize their Tax Attributes or violates the automatic stay, at least five (5) days before the scheduled hearing on the motion.

4.          If the entity seeks to have its motion heard on an emergency basis, it must state with particularity the reason for the exigency and the date by which the entity reasonably believes such hearing should be held. Pursuant to Local Rule 9075-1, an emergency hearing will only be held if direct, immediate and substantial harm will occur if the motion is not heard immediately. Miami Jai-Alai or any other interested party may file a response or objection to the emergency motion within a reasonable time to allow the Court to review any such response or objection.

1 Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Motion.

5.            Miami Jai-Alai shall publish the Notice of Order substantially in the form of Exhibit 2 attached hereto (modified for publication) on its website, and shall issue a press release and file the required SEC disclosure document setting forth the terms of the notice.

6.            Miami Jai-Alai shall serve this order substantially to: (a) any holders of shares of Common Stock that has previously made a 13(D) or 13(G) SEC disclosure; (b) the entities listed on each of the Miami Jai-Alai debtors’ List of Creditors Holding the 20 Largest Unsecured Claims; (c) transfer agents for any Common Stock; (d) the Securities and Exchange Commission; (e) the Internal Revenue Service; and (f) those parties who have requested service of paper pursuant to Bankruptcy Rule 2002.

7.            The requirements set forth in this Order are in addition to the requirements of all applicable law and do not excuse compliance therewith.

8.            Miami Jai-Alai is authorized and empowered to take all actions necessary to effectuate the relief granted pursuant to this Order in accordance with the Motion.

9.            Notwithstanding the possible applicability of Bankruptcy Rules 6004(h), 7062, and 9014, or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.

10.         This Court shall retain jurisdiction to hear and determine all matters arising from or relating to the implementation of this Order.

11.         The Final Hearing on the Motion is scheduled for September 11, 2013 at 2:00 p.m. (prevailing Eastern time) before the Honorable Robert A. Mark, United States Bankruptcy Judge, United States Bankruptcy Court for the Southern District of Florida, Claude Pepper Federal Building, 51 S.W First Avenue, Miami Florida 33130, at which time any party in interest may appear and state its objections, if any, to the relief requested in the Motion. Objections shall be in writing and shall be filed with the Clerk of the Bankruptcy Court with a copy served upon (a) counsel for the Debtors, Luis Salazar and Linda Worton Jackson, Salazar Jackson, LLP 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131 (b) the Office of the United States Trustee for the Southern District of Florida, 51 S.W First Avenue, Miami Florida 33130, Suite 1204, Miami, Florida 33130; and (c) any other parties requesting notice in this Chapter 11 case, so as to be received on or before 4:00 p.m. (prevailing Eastern time) two business days before the scheduled final hearing (the “Objection Deadline”). Any objections by creditors or other parties in interest to any of the provisions of this Interim Order shall be deemed waived unless filed and served as set forth herein prior to the Objection Deadline.

###

Submitted by:

Luis Salazar

SALAZAR JACKSON, LLP

2 South Biscayne Boulevard

Suite 3760

Miami, Florida 33131

Phone: (305) 374-4848

Fax: (305) 397-1021

Email: Salazar@SalazarJackson.com

(Attorney Salazar shall serve a copy of this Order upon all interested parties upon receipt and file a certificate of service.)

Exhibit 1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al.,		(Jointly Administered)

Debtors.	/

DECLARATION OF INTENT TO PURCHASE, ACQUIRE

OR OTHERWISE ACCUMULATE COMMON STOCK

PLEASE TAKE NOTICE that ______________ hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the common stock of Florida Gaming Corporation or any beneficial interest therein (the common stock of Florida Gaming Corporation and any beneficial interest therein, including Options (as defined in the Interim Order) to acquire such stock, the “Common Stock”) (the “Proposed Transfer”).

PLEASE TAKE FURTHER NOTICE that ______________ currently has Beneficial Ownership of _____ shares of Common Stock.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, ____________ proposes to purchase, acquire or otherwise accumulate ____ shares of Common Stock or an Option with respect to ____ shares of Common Stock. If the Proposed Transfer is permitted to occur, ____ will have beneficial ownership of ____% shares of Common Stock after such transfer becomes effective.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Certain Common Stock, and (II) Granting Related Relief, this Declaration is being (a) filed with the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) and (b) served on: (i) Luis Salazar, Counsel for Florida Gaming Corporation, 2 South Biscayne Boulevard, Suite 3760, Miami, Florida 33131, Attn: Luis Salazar (salazar@salazarjackson.com); (ii) the Office of the United States Trustee for the Southern District of Florida; (iii) the entities listed on the Miami Jai-Alai debtors’ 20 Largest Unsecured Claims filed pursuant to Bankruptcy Rule 1007(d); (iv) counsel to Miami Jai-Alai’s secured lenders; (v) the Internal Revenue Service; (vi) the Securities and Exchange Commission; (vii) the transfer agent for any Common Stock; and (viii) those parties who have requested service of papers pursuant to Bankruptcy Rule 2002.

PLEASE TAKE FURTHER NOTICE that _________________ must file with the Bankruptcy Court and serve on the Notice Parties a motion to approve the contemplated transaction, and that Miami Jai-Alai, or any other interested party may file a response or objection thereto, on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize their Tax Attributes or violates the automatic stay, to be heard and considered by the Bankruptcy Court.

PLEASE TAKE FURTHER NOTICE that, pursuant to 28 U.S.C. § 1746, under penalties of perjury, ______________ hereby declares that he or she has examined this Declaration and accompanying attachments (if any), and, to the best of his or her knowledge and belief, this Declaration and any attachments, which purport to be part of this Declaration, are true, correct and complete.

Respectfully submitted,

(Name of Substantial Shareholder)

By:

Name:

Address:

Telephone:

Exhibit 2

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE Southern district of Florida

In re:		Chapter 11

Case No. 13-29597-RAM
florida gaming cENTERS, INC., et al., [2]		(Jointly Administered)

Debtors.	/

NOTICE OF PROCEDURES FOR ACQUISITION OF

CERTAIN COMMON STOCK AND FINAL HEARING

TO: ALL ENTITIES THAT HOLD COMMON STOCK OF FLORIDA GAMING CORPORATION:

PLEASE TAKE NOTICE THAT on August 19, 2013 (the “Petition Date”), Florida Gaming Corporation (“Florida Gaming Corp.”) and certain of its affiliates filed petitions with the Court under title 11 of the United States Code (the “Bankruptcy Code”). Subject to certain exceptions, Bankruptcy Code Section 362 operates as a stay of any act to obtain possession of property of Florida Gaming Corp.’s estate or property from Florida Gaming Corp.’s estate or to exercise control over property of Florida Gaming Corp.’s estate.

PLEASE TAKE FURTHER NOTICE THAT on August 26, 2013, Florida Gaming Corp. filed the Emergency Motion for Entry of Interim and Final Orders (I) Establishing Notification and Hearing Procedures for Transfers of, or Claims of Worthlessness with Respect to, Cretan Common Stock and (II) Granting Related Relief.

2 The debtors in these chapter 11 cases, and the last four digits of their federal tax identification number, are: Florida Gaming Corporation (0533), Florida Gaming Centers, Inc. (5893), Tara Club Estates, Inc. (9545), and Freedom Holding, Inc. (4929).

PLEASE TAKE FURTHER NOTICE THAT on August 27 , 2013, the United States Bankruptcy Court for the Southern District of Florida (the “Bankruptcy Court”) entered the Interim Order (I) Establishing Notification And Hearing Procedures For Transfers Of Certain Common Stock And (Ii) Setting Final Hearing approving the procedures set forth below in order to preserve Florida Gaming Corp.’s NOLs and Tax Attributes (each as defined below) (the “Order”).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Order, the following procedures shall apply to holding and trading in Common Stock of Florida Gaming Corp. Any entity (as defined in Bankruptcy Code Section 101(15)) who seeks to acquire ownership of more than 4.9% of the Common Stock must file with the Bankruptcy Court and serve on the Notice Parties (i) a Declaration of Intent to Purchase, Acquire or Otherwise Accumulate Common Stock, and (ii) a motion to approve the contemplated transaction, before any such acquisition. The Bankruptcy Court will set any motion to approve the proposed purchase or acquisition of more than 4.9% of the Common Stock in the normal course of the Court’s calendaring schedule. Miami Jai-Alai or any other interested party may file a response or objection to the motion, on the grounds that such transfer might adversely affect Miami Jai-Alai’s ability to utilize their Tax Attributes or violates the automatic stay, at least five (5) days before the scheduled hearing on the motion.

If the entity seeks to have its motion heard on an emergency basis, it must state with particularity the reason for the exigency and the date by which the entity reasonably believes such hearing should be held. Pursuant to Local Rule 9075-1, an emergency hearing will only be held if direct, immediate and substantial harm will occur if the motion is not heard immediately. Miami Jai-Alai or any other interested party may file a response or objection to the emergency motion within a reasonable time to allow the Court to review any such response or objection.

PLEASE TAKE FURTHER NOTICE THAT, upon the request of any entity, Florida Gaming Corp. or its transfer agent, will provide a form of each of the required declarations described above and a copy of the Order in a reasonable period of time.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF, AMONG OTHER THINGS, THE AUTOMATIC STAY PROVISIONS OF BANKRUPTCY CODE SECTION 362.

ANY PROHIBITED PURCHASE, SALE, TRADE OR OTHER TRANSFER OF, OR CLAIMS OF WORTHLESSNESS WITH RESPECT TO, COMMON STOCK IN THE DEBTORS OR OPTION WITH RESPECT THERETO IN VIOLATION OF THE TERMS OF THE INTERIM ORDER MAY BE HELD NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of applicable law and do not excuse compliance therewith.